UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2012

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 28, 2012, Institutional Financial Markets, Inc. (the “Company”) entered into a Preferred Stock Exchange Agreement (the “Exchange Agreement”) with Cohen Bros. Financial, LLC (“Cohen Bros.”), a wholly-owned entity of Daniel G. Cohen, the Chairman, Chief Executive Officer and Chief Investment Officer of both the Company and its direct subsidiary, IFMI, LLC. Pursuant to the Exchange Agreement, Cohen Bros. exchanged with the Company 4,983,557 shares of Series B Voting Non-Convertible Preferred Stock of the Company (collectively, the “Series B Shares”), representing all of the issued and outstanding Series B Shares, for 4,983,557 newly issued shares of Series D Voting Non-Convertible Preferred Stock of the Company (collectively, the “Series D Shares”).

The Series B Shares and the Series D Shares have substantially identical rights, preferences, privileges and restrictions except that the mandatory redemption by the Company of the Series D Shares will occur on December 31, 2013 rather than the mandatory redemption by the Company of the Series B Shares on December 31, 2012.

Pursuant to the Exchange Agreement, the Series B Shares have been cancelled. The Exchange Agreement contains customary representations, warranties, agreements and obligations of the parties. In addition, Cohen Bros. and Mr. Cohen both agreed to exercise any rights to have their units of IFMI, LLC redeemed no earlier than December 31, 2013, the same date as the mandatory redemption of the Series D Shares.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this report by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated into this Item 3.02 by reference. In issuing the Series D Shares without registration, the Company relied upon the exemptions contained in Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Company’s entering into the Exchange Agreement, the Institutional Financial Markets, Inc. Articles Supplementary Series D Voting Non-Convertible Preferred Stock (the “Articles Supplementary”) were filed with the Secretary of State of the State of Maryland and became effective on December 28, 2012. The Articles Supplementary are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1*	Institutional Financial Markets, Inc. Articles Supplementary Series D Voting Non-Convertible Preferred Stock.

10.1*	Preferred Stock Exchange Agreement by and between Institutional Financial Markets, Inc. and Cohen Bros. Financial, LLC, dated December 28, 2012.

*	Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: December 31, 2012	By:	/s/ Joseph W. Pooler, Jr.
Joseph W. Pooler, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Institutional Financial Markets, Inc. Articles Supplementary Series D Voting Non-Convertible Preferred Stock.

10.1	Preferred Stock Exchange Agreement by and between Institutional Financial Markets, Inc. and Cohen Bros. Financial, LLC, dated December 28, 2012.